UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 15, 2009
__________________________

deltathree, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-28063	13-4006766
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

419 Lafayette Street
New York, New York 10003
 (Address of Principal Executive Offices) (Zip Code)

(212) 500-4850
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The information in this Report, including Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 of this Form 8-K.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 15, 2009, deltathree, Inc. (the “Company”) issued a press release reporting the Company’s financial results for the fourth quarter of 2008 and for the fiscal year ended December 31, 2008. The press release contains non-GAAP financial measures.  Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.  Disclosure regarding definitions of these measures used by the Company, and why the Company’s management believes the measures provide useful information to investors, is also included in the press release.

The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company dated April 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

By:       /s/ Peter Friedman
Name:  Peter Friedman
Title:    General Counsel and Secretary

Dated: April 15, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company dated April 15, 2009.